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                                                                    EXHIBIT 4.1


                          FORM COMMON STOCK CERTIFICATE


    Number                                                              Shares
    WIC
                                    WORLDS                     See reverse for
                                                           certain definitions
                                     [logo]

Incorporated under the Laws
of the State of New Jersey


THIS CERTIFIES THAT                                          CUSIP 981918 10 5



IS THE OWNER OF

                     Fully paid and non-assessable shares of
                           Common Stock of Worlds Inc.

transferable on the books of the Corporation or by the holder hereof in person or by duly authorized Attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
                                            [SEAL]
/s/                                                       /s/
President and Secretary                                   Chairman of the Board


                                                   Countersigned and Registered
                                     Continental Stock Transfer & Trust Company
                                                           (New Jersey)

                                     By:
                                        Authorized Signature




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Reverse Side of Stock Certificate


         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.



TEN COM - as tenants in common            UNIF FIT MIN ACT-________Custodian__________
                                                            (Cust)                 (Minor)
TEN ENT - as tenants by the
          entireties                                     under Uniform Gifts to Minors

JT TEN - as joint tenants with                           Act__________________________
right of survivorship and not as                                 (State)
tenants in common

     Additional abbreviations may also be used though not in the above list.

For Value Received,_____________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SSECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE



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-------------------------------------------------------------------------------
            (Please print or typewrite name and address of assignee)

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__________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_________________________

                                            -----------------------------------
                                              NOTICE: The signature to this
                                            assignment must correspond with the
                                            name as written upon the face of the
                                            Certificate, in every particular,
                                            without alteration or enlargement or
                                            any change whatever.

                                            SIGNATURE(S)
                                            GUARAHTEED:________________________
                                            The signature(s) should be
                                            guaranteed by an eligible guarantor
                                            institution (banks, stockbrokers,
                                            savings and loan associations and
                                            credit unions with membership in an
                                            approved signature guarantee
                                            medallion program), pursuant to
                                            S.E.C. Rule 17Ad-15.